Segment Disclosures and Concentration	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
Segment Disclosures and Concentration	Note 28. Segment Disclosures and Concentration Operating segments are defined as components of an entity that engages in business activities from which it may earn revenues and incur expenses and has discrete financial information that is reviewed by the entity's chief operating decision maker ("CODM") to make decisions about how to allocate resources and assess performance. The Company operates in one operating segment as the Chief Executive Officer, who is our CODM, reviews financial information, assesses the performance of the Company and makes decisions about allocating resources on a consolidated basis.
The Company’s revenues and total property and equipment, by country, are as follows:

	Year Ended December 31,
(Amounts in millions)	2022	2021	2020
Revenue:
United States	$1,428	$1,149	$1,685
United Kingdom	493	347	421
Japan	199	212	251
Other foreign countries(1),(2)	1,125	862	1,059
Total revenue	$3,245	$2,570	$3,416

	December 31,
(Amounts in millions)	2022	2021
Property and equipment:
United States	$3,607	$4,036
United Kingdom	802	877
Japan	408	487
Other foreign countries(2)	2,012	2,025
Total property and equipment	$6,829	$7,425

(1)During the year ended December 31, 2020, includes $206 million of revenue for Greater China related solely to the consolidated amounts of ChinaCo, which was deconsolidated on October 2, 2020.
(2)No individual countries exceed 10% of our revenues or property and equipment.
The Company's concentration in specific cities magnifies the risk to the Company of localized economic conditions in those cities or the surrounding regions. The majority of the Company's revenue is earned from locations in densely populated cities and as a result may be more susceptible to economic impacts as a result of COVID-19.
The majority of the Company's revenue is earned from locations in the United States and United Kingdom. During the years ended December 31, 2022, 2021 and 2020, approximately 44%, 45% and 49%, respectively, of the Company's revenue was earned in the United States and approximately 15%, 14% and 12%, respectively, of the Company's revenue was earned in the United Kingdom. The majority of the Company's 2022 revenue from locations in the United States was generated from locations in greater New York City, San Francisco, and Boston markets. In the United Kingdom, 87% of 2022 revenues and 89% of the Company's property and equipment are related to WeWork locations in the greater London area. In the United States, the Company generally uses metropolitan statistical areas (as defined by the United States Census Bureau) to define its greater metropolitan markets. The nearest equivalent is used internationally.
During the years ended December 31, 2022, 2021 and 2020 the Company had no single member that accounted for greater than 10% of the Company's total revenue.
Although the Company deposits its cash with multiple high credit quality financial institutions, its deposits, at times, may exceed federally insured limits. The Company believes no significant concentration risk exists with respect to its cash and cash equivalents.